File Number: 333-96545
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933


                                                                December 4, 2008


       Supplement to the Class A, Class B and Class C Shares Prospectus
                   for Pioneer Protected Principal Plus Fund



The date of the prospectus is now May 1, 2008 as revised, December 4, 2008.


This supplement should be read in conjunction with the prospectus dated November 1, 2002 (which is a part of this document) to obtain a full description of the fund and its investment policies. Additional copies of the prospectus may be obtained by calling Pioneer Investment Management Shareholder Services at 1-800-225-6292.


The fund completed its Offering Period on December 18, 2002. The Guarantee Period will terminate on December 21, 2009. Under the terms of the Financial Warranty Agreement, the fund has been required to invest until the Maturity Date all of the fund's assets in a defeasance portfolio consisting entirely of zero coupon U.S. government securities (and cash or cash equivalents to the extent necessary to meet redemption requests and pay fund expenses), without any allocation to equity securities. Since all of the fund's assets are irreversibly invested in zero coupon U.S. government securities and cash or cash equivalents until the Maturity Date, the fund will not participate in the performance of the equity markets during that time. The fund will not be able to invest in equity securities even if interest rates go up and/or the equity markets improve.

As a consequence of the fund having been required to invest solely in a defeasance portfolio until the Maturity Date, Pioneer has reduced its management fee to 0.20% of the fund's average daily net assets and will limit the fund's ordinary operating expenses, on an annual basis, to 1.65% for Class A shares, 2.40% for Class B shares and 2.40% for Class C shares.

As of December 31, 2007, approximately 28% of the fund's assets were invested in equity securities and 72% of the fund's assets were invested in zero coupon U.S. Treasury securities. During the Guarantee Period, which began on December 20, 2002, the fund will not accept new investments, except for the reinvestment of dividends and distributions.

Basic information about the fund


The following section entitled "The fund's past performance" is inserted under "Basic information about the fund":


The fund's past performance
The bar chart and table indicate the risks of investing in the fund by showing how the fund has performed in the past. The fund's performance will vary from year to year.


The fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. As a shareowner, you may lose or make money on your investment.


Fund performance

The chart shows the year-by-year performance of the fund's Class A shares. Class B and Class C shares will have different performance because they have different expenses. The chart does not reflect any sales charge you may pay when you buy or sell fund shares. Any sales charge will reduce your return.

Annual return Class A shares (%)
(Year ended December 31)


[THIS TABLE WAS REPRESENTED BY A BAR GRAPH IN THE PRINTED MATERIAL]

'03             3.08
'04             2.67
'05             0.03
'06             5.54
'07             3.76

The highest calendar quarterly return was 4.53% (3/31/03 to 6/30/03)

The lowest calendar quarterly return was -3.44% (3/31/04 to 6/30/04)

Comparison with the S&P 500 Index and Lehman Brothers Government Intermediate Bond Index
The table shows the average annual total returns for each class of the fund over time and compares these returns to the returns of the S&P 500 Index and Lehman Brothers Government Intermediate Bond Index. The S&P 500 Index is a widely recognized measure of the performance of 500 widely held common stocks listed on the New York Stock Exchange. The Lehman Brothers Government Intermediate Bond Index is composed of all bonds covered by the Lehman Brothers Government Bond Index with maturities between one and 9.99 years. Unlike the fund, each index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in an index. The table:

o Reflects sales charges applicable to the class
o Assumes that you sell your shares at the end of the period
o Assumes that you reinvest all of your dividends and distributions


Average annual total return (%)
(for periods ended December 31, 2007)



                                                                          Since    Inception
                                               1 Year     5 Years     Inception         Date
--------------------------------------------------------------------------------------------
Class A                                                                              11/1/02
Return before taxes                             -2.18        1.79          1.90
--------------------------------------------------------------------------------------------
Return after taxes
on distributions                                -3.46        1.00          1.12
--------------------------------------------------------------------------------------------
Return after taxes on
distributions and sale of shares                 0.02        1.35          1.45
--------------------------------------------------------------------------------------------
Class B                                                                              11/1/02
Return before taxes                             -0.85        2.24          2.33
--------------------------------------------------------------------------------------------
Class C*                                                                             11/1/02
Return before taxes                              3.01        2.27         2.34
--------------------------------------------------------------------------------------------
S&P 500 Index
(reflects no deduction for fees,
expenses or taxes)                               5.49       12.82         11.27     -
--------------------------------------------------------------------------------------------
Lehman Brothers Government
Intermediate Bond Index (reflects no
deduction for fees, expenses or taxes)           8.47        3.69          4.01     -
--------------------------------------------------------------------------------------------


* The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

The following replaces the section entitled "Fees and expenses":

Fees and expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareowner fees

paid directly from your investment                        Class A     Class B    Class C
----------------------------------------------------------------------------------------
Maximum sales charge (load) when you buy shares
as a percentage of offering price                            5.75%       None       None
----------------------------------------------------------------------------------------
Maximum deferred sales charge (load) as a percent-
age of offering price or the amount you receive when
you sell shares, whichever is less                           None           4%         1%
----------------------------------------------------------------------------------------



Annual fund operating expenses


paid from the assets of the fund
as a percentage of average daily net assets               Class A     Class B    Class C
-----------------------------------------------------------------------------------------
Management Fee(1)                                            0.70%       0.70%      0.70%
-----------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fee                         0.25%       1.00%      1.00%
-----------------------------------------------------------------------------------------
Other Expenses(2)                                            1.05%       1.01%      1.45%
-----------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(3)                      2.00%       2.71%      3.15%
-----------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitation(1,4)                -0.30%      -0.30%     -0.30%
-----------------------------------------------------------------------------------------
Net Expenses                                                 1.70%       2.41%      2.85%
-----------------------------------------------------------------------------------------


Example
This example helps you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes that: a) you invest $10,000 in the fund for the time periods shown, b) you reinvest all dividends and distributions, c) your investment has a 5% return each year, d) the fund's total operating expenses remain the same and e) Pioneer's contractual expense limitation is in effect for year one.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


                 If you sell your shares           If you do not sell your shares
          ------------------------------------- -------------------------------------
                              Number of years you own your shares
          ---------------------------------------------------------------------------
                1         3         5        10       1         3         5        10
-------------------------------------------------------------------------------------
Class A      $738    $1,139    $1,565    $2,746    $738    $1,139    $1,565    $2,746
-------------------------------------------------------------------------------------
Class B       644     1,113     1,508     2,848     244       813     1,408     2,848
-------------------------------------------------------------------------------------
Class C       388       944     1,624     3,437     288       944     1,624     3,437
-------------------------------------------------------------------------------------


1 Effective August 1, 2006, Pioneer has contractually agreed to limit its management fee to 0.40% of the fund's average daily net assets through the end of the Guarantee Period.

2 A financial warranty fee at an annual rate of 0.85% of the average daily net assets of the fund payable to Main Place Funding LLC is included in Other Expenses. This fee applies only during the Guarantee Period.

3 Total annual fund operating expenses in the table have not been reduced by any expense offset arrangements.

4 Pioneer has contractually agreed that until the Maturity Date, Pioneer will not impose all or a portion of its management fee and, if necessary, will limit other ordinary operating expenses to the extent required to reduce fund expenses to 2.10%, 2.85% and 2.85% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. This arrangement does not include certain extraordinary expenses (the cost of defending or prosecuting a claim, or litigation, to which the fund is a party, together with amounts in settlement or indemnification expense incurred by the fund or other non-recurring, non-operating expenses). Generally, Pioneer may subsequently recover reimbursed expenses (within three years of being incurred) from the fund if the expense ratio is less than the expense limitation. Each class will reimburse Pioneer no more than the amount by which that class' expenses were reduced. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limitation, which may exceed 0.01% annually. See the statement of additional information for details regarding the expense limitation agreement.


The following supplements information in the section entitled "Main Place and Bank of America Corporation":

As of April 15, 2008, Bank of America Corporation was assigned a rating by Standard & Poor's of AA and by Moody's Investors Service, Inc. ("Moody's") of Aa1. These ratings represent Standard & Poor's and Moody's opinions as to the quality of the rated security. Ratings are relative and subjective and are not an absolute standard of quality. The ratings assigned by Standard & Poor's and Moody's do not reflect an assessment of the credit quality of Bank of America Corporation by Pioneer or the fund. For an explanation of Standard & Poor's or Moody's ratings, see the statement of additional information.


Management


The following supplements information in the section entitled "Management":

As of February 29, 2008, assets under management were approximately $304 billion worldwide, including over $74 billion in assets under management by Pioneer.


The following replaces the section entitled "Portfolio manager during the Guarantee Period":

Day-to-day management of the fund's portfolio of U.S.
government securities is the responsibility of Richard Schlanger. Mr. Schlanger is supported by the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio manager and the team also may draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Schlanger joined Pioneer as a portfolio manager in 1988 after spending 12 years with Irving Trust Company in New York, where he had overall responsibility for managing nearly $1.5 billion in fixed income assets.

The fund's statement of additional information provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio managers, and the portfolio manager's ownership of shares of the fund.

The following supplements information in the section entitled "Management":


A discussion regarding the basis for the Board of Trustees' approval of the management contract is available in the fund's annual report to shareholders for the fiscal year ended December 31, 2007.


The following supplements information in the section entitled "Management":


Disclosure of portfolio holdings
The fund's policies and procedures with respect to disclosure of the fund's portfolio securities are described in the statement of additional information.


Buying, exchanging and selling shares

The section entitled "Buying, exchanging and selling shares - Net asset value" is replaced with the following:

The fund's net asset value is the value of its portfolio of securities plus any other assets minus its accrued operating expenses and other liabilities. The fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

The fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

The fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. The fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. The fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.

You buy or sell shares at the share price.

Effective on December 1, 2004, the first paragraph and the table under the section entitled "Buying, exchanging and selling shares - Sales charges: Class B shares" is replaced with the following chart:

You buy Class B shares at net asset value per share without paying an initial sales charge. However, if you sell your Class B shares within five years of purchase, you will pay the distributor a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase increases.

Contingent deferred sales charge

-------------------------------------------------------------------------------
On shares sold                                                        As a % of
before the end                                            dollar amount subject
of the year                                                 to the sales charge
-------------------------------------------------------------------------------
1                                                                             4
-------------------------------------------------------------------------------
2                                                                             4
-------------------------------------------------------------------------------
3                                                                             3
-------------------------------------------------------------------------------
4                                                                             2
-------------------------------------------------------------------------------
5                                                                             1
-------------------------------------------------------------------------------
6+                                                                          -0-
-------------------------------------------------------------------------------

Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares.


As a result of these changes, information contained in the section entitled "Buying, exchanging and selling shares - Comparing classes of shares" and throughout the prospectus is modified accordingly.

The second paragraph under the heading entitled "Buying, exchanging and selling shares - Shareowner account policies - Signature guarantees and other requirements" is supplemented with the following:

Signature Guarantees
The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

The following language is inserted in the section entitled "Buying, exchanging and selling shares":

Excessive trading
Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:
o You sell shares within a short period of time after the shares were purchased;
o You make two or more purchases and redemptions within a short period of time;
o You enter into a series of transactions that is indicative of a timing pattern or strategy; or
o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other financial intermediary in taking steps to limit this type of activity.

The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds. Purchases pursuant to the reinstatement privilege for Class A and Class B shares are subject to this policy.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

The following supplements information in the section entitled "Choosing a class of shares":

Additional dealer compensation
The distributor or its affiliates may pay additional compensation, out of their own assets, to certain brokerage firms and other intermediaries or their affiliates, based on sales or assets attributable to the firm, or such other criteria agreed to by the distributor. The firms to which payments may be made are determined by the distributor. These payments may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pioneer funds or cooperate with the distributor's promotional efforts.

The last sentence on page 31 under "Buying shares - Through your investment firm" is deleted.

Effective August 1, 2007, the supplemental information entitled "Shareholder account policies - Exchange limitation" is deleted.

Financial highlights


The financial highlights table helps you understand the fund's financial performance.

Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions).


The information below has been audited by Ernst & Young LLP, the fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Pioneer Protected Principal Plus Fund


Class A




                                        Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         12/31/07     12/31/06     12/31/05     12/31/04      12/31/03
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $9.88        $9.69        $10.10       $10.21       $10.075
                                       -----------------------------------------------------------------
Increase from investment
  operations:
  Net investment income                    $ 0.16       $ 0.16       $ 0.16      $  0.16      $  0.173
  Net realized and unrealized gain
   (loss) on investments                     0.21         0.37        (0.16)        0.11         0.145
                                       -----------------------------------------------------------------
   Net increase from
     investment operations                 $ 0.37       $ 0.53       $ 0.00      $  0.27      $  0.318
Distributions to shareowners:
  Net investment income                     (0.16)       (0.15)       (0.16)       (0.16)       (0.178)
  Net realized gain                         (0.64)       (0.19)       (0.25)       (0.22)       (0.001)
                                       -----------------------------------------------------------------
Net increase (decrease) in net
  asset value                             $ (0.43)      $ 0.19      $ (0.41)    $  (0.11)     $  0.139
                                       -----------------------------------------------------------------
Net asset value, end of period             $ 9.45       $ 9.88       $ 9.69      $ 10.10      $ 10.214
                                       =================================================================
Total return*                                3.76 %       5.54 %       0.03 %       2.63 %        3.08 %
Ratio of net expenses to average
  net assets+                                1.99 %       2.10 %       2.10 %       2.07 %        2.10 %
Ratio of net investment income
  to average net assets+                     1.46 %       1.38 %       1.35 %       1.35 %        1.44 %
Portfolio turnover rate                        50 %         21 %         31 %         39 %          84 %
Net assets, end of period
  (in thousands)                          $10,376      $14,480      $20,876     $ 31,045      $ 45,700
Ratios with no waiver of
  management fees and
  assumptions of expenses by
  PIM and no reductions for fees
  paid indirectly:
  Net expenses                               2.00 %       2.12 %       2.17 %       2.07 %        2.10 %
  Net investment income                      1.45 %       1.36 %       1.27 %       1.35 %        1.44 %
Ratios with waiver of management
  fees and assumptions of
  expenses by PIM and no
  reductions for fees paid
  indirectly:
  Net expenses                               2.00 %       2.10 %       2.10 %       2.07 %        2.10 %
  Net investment income                      1.45 %       1.38 %       1.35 %       1.35 %        1.44 %
--------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

Pioneer Protected Principal Plus Fund



Class B




                                        Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         12/31/07     12/31/06     12/31/05     12/30/04      12/31/03
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $9.90        $9.70        $10.11       $10.21       $10.076
                                       -----------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income                    $ 0.08       $ 0.08      $  0.07      $  0.07      $  0.076
  Net realized and unrealized gain
   on investments                            0.21         0.39        (0.15)        0.12         0.160
                                       -----------------------------------------------------------------
   Net increase from
     investment operations                 $ 0.29       $ 0.47      $ (0.08)     $  0.19      $  0.236
Distributions to shareowners:
  Net investment income                     (0.08)       (0.08)      (0.08)        (0.08)       (0.099)
  Net realized gain                         (0.64)       (0.19)      (0.25)        (0.22)       (0.001)
                                       -----------------------------------------------------------------
Net increase (decrease) in net
  asset value                             $ (0.43)      $ 0.20      $ (0.41)     $ (0.11)     $  0.136
                                       -----------------------------------------------------------------
Net asset value, end of period             $ 9.47       $ 9.90      $  9.70      $ 10.11      $ 10.212
                                       =================================================================
Total return*                                2.98 %       4.84 %      (0.80)%       1.94 %        2.29 %
Ratio of net expenses to average
  net assets+                                2.71 %       2.81 %       2.85 %       2.80 %        2.85 %
Ratio of net investment income
  to average net assets+                     0.75 %       0.67 %       0.60 %       0.62 %        0.69 %
Portfolio turnover rate                        50 %         21 %         31 %         39 %          84 %
Net assets, end of period
  (in thousands)                          $19,461      $25,521      $33,349     $ 46,454      $ 61,181
Ratios with no waiver of
  management fees and
  assumptions of expenses by
  PIM and no reductions for fees
  paid indirectly:
  Net expenses                               2.71 %       2.81 %       2.90 %       2.80 %        2.85 %
  Net investment income                      0.75 %       0.67 %       0.54         0.62 %        0.69 %
Ratios with waiver of management
  fees and assumptions of
  expenses by PIM and no
  reductions for fees paid
  indirectly:
  Net expenses                               2.71 %       2.81 %       2.85 %       2.80 %        2.85 %
  Net investment income                      0.75 %       0.67 %       0.59 %       0.62 %        0.69 %
--------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.


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
Pioneer Protected Principal Plus Fund



Class C




                                        Year Ended   Year Ended   Year Ended   Year Ended    Year Ended
                                         12/31/07     12/31/06     12/31/05     12/31/04      12/31/03
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $9.95        $9.75        $10.14       $10.23       $10.074
                                        -----------------------------------------------------------------
Increase (decrease) from
  investment operations:
  Net investment income (loss)             $ 0.08       $ 0.08      $  0.07      $  0.08      $  0.090
  Net realized and unrealized gain
   (loss) on investments                     0.22         0.39        (0.15)        0.11         0.150
                                        -----------------------------------------------------------------
   Net increase from
     investment operations                 $ 0.30       $ 0.47      $ (0.08)     $  0.19      $  0.240
Distributions to shareowners:
  Net investment income                     (0.08)       (0.08)       (0.06)       (0.06)       (0.080)
  Net realized gain                         (0.64)       (0.19)       (0.25)       (0.22)       (0.001)
                                        -----------------------------------------------------------------
Net increase (decrease) in net
  asset value                             $ (0.42)      $ 0.20      $ (0.39)     $ (0.09)     $  0.159
                                        -----------------------------------------------------------------
Net asset value, end of period             $ 9.53       $ 9.95      $  9.75      $ 10.14      $ 10.233
                                        =================================================================
Total return*                                3.01 %       4.86 %      (0.74)%       1.85 %        2.40 %
Ratio of net expenses to average
  net assets+                                2.75 %       2.77 %       2.85 %       2.81 %        2.84 %
Ratio of net investment income
  (loss) to average net assets+              0.71 %       0.71 %       0.59 %       0.60 %        0.70 %
Portfolio turnover rate                        50 %         21 %         31 %         39 %          84 %
Net assets, end of period
  (in thousands)                         $ 4,589      $ 6,271       $ 8,597     $ 14,700      $ 25,097
Ratios with no waiver of
  management fees and
  assumptions of expenses by
  PIM and no reductions for fees
  paid indirectly:
  Net expenses                               2.75 %       2.77 %       3.02 %       2.81 %        2.84 %
  Net investment income                      0.71 %       0.71 %       0.42 %       0.60 %        0.70 %
Ratios with waiver of management
  fees and assumptions of
  expenses by PIM and no
  reductions for fees paid
  indirectly:
  Net expenses                               2.74 %       2.77 %       2.85 %       2.81 %        2.84 %
  Net investment income                      0.72 %       0.71 %       0.59 %       0.60 %        0.70 %
--------------------------------------------------------------------------------------------------------



* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+ Ratio with no reduction for fees paid indirectly.

                                     Notes

                                                                  19193-03-1208
                                       (C) 2008 Pioneer Funds Distributor, Inc.
                                            Underwriter of Pioneer mutual funds
                                                                    Member SIPC